Form of Public Warrant

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (THE “WARRANT CERTIFICATE”) (INCLUDING THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE WARRANT) ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF ________ , 2011, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

SPECIMEN WARRANT CERTIFICATE
NUMBER _______________−	________WARRANTS
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION CUSIP __________ WARRANT

THIS CERTIFIES THAT, for value received _____________________________is the registered holder of a Warrant or Warrants expiring on ____________, 2016 [the fifth anniversary of the Initial Public Offering consummation date] (unless earlier redeemed in accordance with the terms hereof) (the “Warrant”) to purchase one fully paid and nonassessable share of common stock, par value $0.001 per share (“Shares”), of Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate. Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.  The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or other similar business combination with a target business or (ii) ________, 2012 [one year from the date of the prospectus], such number of Shares of the Company at the price of $6.90 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Continental Stock Transfer & Trust Company (such payment to be made by certified or official bank check payable to the Company), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company. Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.  The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant and shall have no obligation to settle this Warrant exercise unless a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Shares is effective, subject to the Company satisfying its obligations under Section 7.4 of the Warrant Agreement to use its best efforts. In the event that a registration statement with respect to the Shares underlying this Warrant is not effective under the Securities Act, the holder hereof shall not be entitled to exercise this Warrant and this Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle the exercise of this Warrant.  The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted.
No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round up or down to the nearest whole number the number of Shares to be issued to the warrant holder.
Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his, her or its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.
Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
This Warrant does not entitle the Registered Holder to any of the rights of a stockholder of the Company.
Subject to Section 6.4 of the Warrant Agreement, the Company may redeem all, but not less than all, of the Public Warrants, at the option of the Company, at any time after the Warrants become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2 of the Warrant Agreement, at the price of $0.01 per Warrant, provided, however, that the last sales price of the Common Stock has been equal to or greater than $9.50 per share on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.
THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

By:

Name:	Name:
Title:	Title:

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned registered holder irrevocably elects to exercise _________________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below:

Dated: _____________________

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ____________________________________hereby sells, assigns and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint ________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.

Form of Insider Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY REGARDING THE AVAILABILITY OF SUCH EXEMPTION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.  IN ADDITION, PRIOR TO CONSUMMATION OF A MERGER, SHARE EXCHANGE, ASSET ACQUISITION, PLAN OF ARRANGEMENT, RECAPITALIZATION, REORGANIZATION OR OTHER SIMILAR BUSINESS COMBINATION WITH A TARGET BUSINESS, THE SECURITIES REPRESENTED HEREIN MAY BE TRANSFERRED ONLY TO (i) THE COMPANY’S (DEFINED BELOW) OFFICERS AND DIRECTORS, (ii) AN ENTITY’S MEMBERS UPON ITS LIQUIDATION, (iii) BY BONA FIDE GIFT TO A MEMBER OF AN INITIAL STOCKHOLDER’S IMMEDIATE FAMILY OR TO A TRUST, THE BENEFICIARY OF WHICH IS AN INITIAL STOCKHOLDER OR A MEMBER OF AN INITIAL STOCKHOLDER’S IMMEDIATE FAMILY FOR ESTATE PLANNING PURPOSES, (iv) BY VIRTUE OF THE LAWS OF DESCENT AND DISTRIBUTION UPON DEATH, OR (v) PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER.  THIS WARRANT WILL NOT BE TRANSFERABLE UNTIL THE DATE THE COMPANY , HAS COMPLETED A BUSINESS COMBINATION (DEFINED BELOW) WITH A TARGET COMPANY, OTHER THAN TO A PERMITTED TRANSFEREE WHO AGREES IN WRITING TO BE BOUND BY THE RESTRICTIONS SET FORTH HEREIN.
IN ADDITION, THIS WARRANT WILL NOT BE TRANSFERABLE UNLESS AND UNTIL (1) THERE IS THEN IN EFFECT A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH TRANSFER AND SUCH TRANSFER IS MADE IN ACCORDANCE WITH SUCH REGISTRATION STATEMENT; OR (2) IF REASONABLY REQUESTED BY THE COMPANY, (A) THE HOLDER OF THIS WARRANT SHALL HAVE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT, (B) THE COMPANY SHALL HAVE RECEIVED CUSTOMARY REPRESENTATIONS AND WARRANTIES FROM THE TRANSFEREE THAT ARE REASONABLY SATISFACTORY TO IT AND (C) THE TRANSFEREE SHALL HAVE AGREED IN WRITING TO BE BOUND BY THE RESTRICTIONS SET FORTH HEREIN.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF ___, 2011, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

SPECIMEN WARRANT CERTIFICATE
NUMBER _________ ______−	________WARRANTS

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, ON THE EXPIRATION DATE

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION
CUSIP __________

WARRANT
THIS CERTIFIES THAT, for value received _______________is the registered holder of a Warrant or Warrants expiring on __________, 2016 [the fifth anniversary of the Initial Public Offering consummation date] (unless earlier redeemed in accordance with the terms hereof) (the “Warrant”) to purchase one fully paid and nonassessable share of common stock, par value $0.001 per share (“Shares”), of Universal Business Payment Solutions Acquisition Corporation (the “Company”) pursuant to, for each Warrant evidenced by this Warrant Certificate.  Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.  The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or other similar business combination with a target business (a “Business Combination”) or (ii) _______, 2012 [one year from the date of the prospectus], such number of Shares of the Company at the price of $6.90 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Continental Stock Transfer & Trust Company (such payment to be made by certified or official bank check payable to the Company), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company. If the holder hereof is either the Insider or a Permitted Transferee, the holder may surrender this Warrant pursuant to the cashless exercise provision in Section 3.3.1(b) of the Warrant Agreement.  If the holder of this Warrant is a person or entity other than the Insider or a Permitted Transferee, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant and shall have no obligation to settle a Warrant exercise unless a registration statement under the Securities Act with respect to the Shares is effective, subject to the Company satisfying its obligations under Section 7.4 of the Warrant Agreement to use its best efforts. In the event that a registration statement with respect to the Shares underlying this Warrant is not effective under the Act, the holder, if other than the Insider or a Permitted Transferee, of this Warrant shall not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle the exercise of this Warrant.  The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round up or down to the nearest whole number the number of Shares to be issued to the Warrant holder.
Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his, her or its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.
Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

By:

Name:	Name:
Title:	Title:

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned registered holder irrevocably elects to exercise _________________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below:

Dated: _____________________

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ____________________________________hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint ________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, OR CHICAGO STOCK EXCHANGE.

Form of EBC Warrant

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY REGARDING THE AVAILABILITY OF SUCH EXEMPTION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.
THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND THE TERMS AND CONDITIONS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF ___, 2011, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”). COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

SPECIMEN WARRANT CERTIFICATE
NUMBER _______________−	________WARRANTS

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, ON THE EXPIRATION DATE

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION
CUSIP __________
WARRANT
THIS CERTIFIES THAT, for value received _______________is the registered holder of a Warrant or Warrants expiring on __________, 2016 [the fifth anniversary of the Initial Public Offering consummation date] (unless earlier redeemed in accordance with the terms hereof) (the “Warrant”) to purchase one fully paid and nonassessable share of Common Stock, par value $0.001 per share (“Shares”), of Universal Business Payment Solutions Acquisition Corporation (the “Company”) pursuant to, for each Warrant evidenced by this Warrant Certificate.  Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.  The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a merger, share exchange, asset acquisition, plan of arrangement, recapitalization, reorganization or other similar business combination with a target business (a “Business Combination”) or (ii) _______, 2012 [one year from the date of the prospectus], such number of Shares of the Company at the price of $6.90 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Continental Stock Transfer & Trust Company (such payment to be made by certified or official bank check payable to the Company), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company. If the holder hereof is either the original purchaser or a Permitted Transferee, the holder may surrender this Warrant pursuant to the cashless exercise provision in Section 3.3.1(b) of the Warrant Agreement.  If the holder of this Warrant is a person or entity other than the original purchaser or a Permitted Transferee, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant and shall have no obligation to settle a Warrant exercise unless a registration statement under the Securities Act with respect to the Shares is effective, subject to the Company satisfying its obligations under Section 7.4 of the Warrant Agreement to use its best efforts. In the event that a registration statement with respect to the Shares underlying this Warrant is not effective under the Act, the holder, if other than the original purchaser or a Permitted Transferee, of this Warrant shall not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle the exercise of this Warrant.  The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company shall, upon exercise, round up or down to the nearest whole number the number of Shares to be issued to the Warrant holder.
Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his, her or its assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.
Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER AND UNDER THE WARRANT AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

By:

Name:	Name:
Title:	Title:

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned registered holder irrevocably elects to exercise _________________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below:

Dated: _____________________

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ____________________________________hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

________________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint ________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, OR CHICAGO STOCK EXCHANGE.